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                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549
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                                FORM 8-A/A

                 FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

                                   AXIOM INC.
                   (successor to Securicor Telesciences Inc.)
                  -------------------------------------------
              (Exact name of registrant as specified in its charter)

                        Delaware                           51-0356153
             -----------------------------------       -------------------
        (State of incorporation or organization)          (IRS Employer)
                                                          Identification No.)
            351 New Albany Road
            Moorestown, New Jersey                             08057-1177
        -----------------------------------------        --------------------
        (Address of principal executive offices)               (Zip Code)

        Securities to be registered pursuant to Section 12(b) of the Act:

                                       None
                                       ----
        Securities to be registered pursuant to Section 12(g) of the Act:

                      Common Stock, par value $0.01 per share
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                                  (Title of Class)







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          INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.   Description of Registrant's Securities to be Registered.
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          A description of the Registrant's Common Stock, par value $0.01 per share, set forth under the caption "Description of Capital Stock" beginning on page 49 of the Registrant's Registration Statement on Form S-1 (File No. 333-25439), as amended, is hereby incorporated by reference.


Item 2.   Exhibits.
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    1.    Form of Amended and Restated Certificate of Incorporation of the
          Registrant.*
    2.    Form of Amended and Restated By-laws of the Registrant.*

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* Exhibits 1 and 2 are incorporated by reference to Exhibits 3.1 and 3.2, respectively, to the Registrant's Registration Statement on Form S-1, File No. 333-25439.








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                                  SIGNATURE

    Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                                               AXIOM INC.
                                                          -------------------
                                                              (Registrant)


Date:  June 4, 1997                                  By:  /s/ Andrew P. Maunder
                                                          ---------------------
                                                           Andrew P. Maunder
                                                           President and Chief
                                                           Executive Officer



































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